TOUCHSTONE ETF TRUST
Touchstone Sands Capital US Select Growth ETF
Supplement dated February 10, 2026
to the Trust’s Prospectus, Summary Prospectus
and Statement of Additional Information (SAI”) each dated April 30, 2025 as may be amended or supplemented from time to time
Notice of Change
in Portfolio Management Team
Mr. Frank M. Sands, co-portfolio manager of the Touchstone Sands Capital US Select Growth ETF (the “Fund”), will no longer serve as co-portfolio manager of the Fund effective January 31, 2026 (the “Effective Date”). Mr. Sands will remain as Chief Executive Officer of the Fund’s sub-adviser, Sands Capital Management, LLC. Accordingly, as of the Effective Date, the sections of the Fund’s summary prospectus, prospectus and SAI related to the Fund’s management team are updated to remove Mr. Sands as a co-portfolio manager of the Fund.
Also as of the Effective Date, Benjamin H. Betcher joined the portfolio management team of the Fund.
Prospectus & Summary Prospectus
Accordingly, in the section entitled “The Fund’s Management” in the Fund’s Summary Prospectus and in the fund summary section of the Fund’s Prospectus, the following information is added to the table, which identifies the Fund’s portfolio managers:
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Sands Capital Management, LLC	Benjamin H. Betcher	Since January 2026	Portfolio Manager and Senior Research Analyst
In the section of the Prospectus entitled “The Fund’s Management”, under the sub-heading “Sub-Advisers and Portfolio Managers,” the following information is added under the Fund:
Benjamin H. Betcher, CFA, Portfolio Manager and Senior Research Analyst joined Sands Capital in 2021. He has investment experience dating back to 2014.
SAI
In the section of the Fund’s SAI entitled “The Sub-Advisers and Portfolio Managers,” the following information as of December 31, 2025 is added to the Portfolio Manager/Types of Accounts table for the Fund to reflect the addition of Mr. Betcher:
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Benjamin H. Betcher, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table indicates the dollar range of shares of the Fund beneficially owned by the Fund’s portfolio manager as of December 31, 2025:
Dollar Range of Fund Shared Owned
Portfolio Manager	Sands Capital US Select Growth ETF
Benjamin H. Betcher	None

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Please contact your financial adviser or Touchstone at 833.368.7383 if you have any questions.
Three Canal Plaza, Suite 100, Portland, Maine 04101
Ph: 833.368.7383 TouchstoneInvestments.com
Touchstone ETFs are distributed by Foreside Fund Services, LLC*
*A registered broker-dealer and member FINRA and SIPC
Please retain this Supplement for future reference.

ETF-TSEL2602SP